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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) AUGUST 15, 2006



  AMERICAN EXPRESS           AMERICAN EXPRESS            AMERICAN EXPRESS
RECEIVABLES FINANCING     RECEIVABLES FINANCING        RECEIVABLES FINANCING
  CORPORATION II           CORPORATION III LLC          CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


  DELAWARE      13-3854638   333-130508-03   DELAWARE       20-0942395     333-130508     DELAWARE      20-0942445    333-130508-02
 (State or       (I.R.S.     (Commission    (State or        (I.R.S.       (Commission    (State or       (I.R.S.      (Commission
   Other         Employer    File Number)     Other          Employer     File Number)      Other        Employer      File Number)
Jurisdiction  Identification               Jurisdiction   Identification                 Jurisdiction  Identification
     of          Number)                        of           Number)                          of          Number)
Incorporation                              Incorporation                                 Incorporation
     or                                          or                                           or
Organization)                              Organization)                                 Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2550                                (801) 945-2068
                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On August 15, 2006, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, with its Series 2006-3 Supplement, dated as of August 15, 2006. The Series Supplement is attached hereto as Exhibit 4.1.

                  On August 15, 2006, American Express Credit Account Master Trust issued its $501,000,000 Class A Floating Rate Asset Backed Certificates, Series 2006-3 and $45,000,000 Class B Floating Rate Asset Backed Certificates, Series 2006-3 (the "SERIES 2006-3 CERTIFICATES").


Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2006-3 Supplement, dated as of August 15, 2006, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    AMERICAN EXPRESS RECEIVABLES FINANCING
                                    CORPORATION II,
                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                    By:       /s/ Maureen Ryan
                                        ----------------------------------------
                                    Name:     Maureen Ryan
                                    Title:    President

                                    AMERICAN EXPRESS RECEIVABLES FINANCING
                                    CORPORATION III LLC,
                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                    By:       /s/ Scott C. Godderidge
                                        ----------------------------------------
                                    Name:     Scott C. Godderidge
                                    Title:    Vice President and Treasurer

                                    AMERICAN EXPRESS RECEIVABLES FINANCING
                                    CORPORATION IV LLC,

                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                    By:       /s/ David T. Draper
                                        ----------------------------------------
                                    Name:     David T. Draper
                                    Title:    Vice President and Treasurer



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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 4.1 Series 2006-4 Supplement, dated as of August 15, 2006, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).